First Quarter 2022 Earnings Supplement

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest- earning assets and interest-bearing liabilities; the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; changes in accounting policies, practices, or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; our ability to successfully manage our CEO transition; general economic or business conditions, including the strength of regional economic conditions in our market area; the duration and severity of the coronavirus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; our participation in the Paycheck Protection Program; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2021, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 First Quarter Overview RETURNS EARNINGS 1S&T Bank received the highest score in Pennsylvania in the J.D. Power 2022 U.S. Retail Banking Satisfaction Study of customers’ satisfaction with their primary bank. Visit jdpower.com/awards for more details. 2Refer to appendix for reconciliation of non-GAAP financial measures EPS $0.74 Net Income $29.1 million ROA 1.25% ROE 9.88% ROTE2 14.61% PPNR2 1.52% HIGHLIGHTS • Solid return metrics for the quarter • Dividend increased $0.01, or 3.4%, to $0.30 per share • S&T Bank was named highest in overall customer satisfaction with retail banking in the Pennsylvania region according to J.D. Power 2022 U.S. Retail Banking Satisfaction Study1 • Asset quality improvement with 25% decrease in nonperforming assets • Net loan recoveries of $2.0 million drove a negative provision of $0.5 million

1Q22 VS 4Q21: Balance Sheet • Consumer business drove strong growth of $38.6 million, or 9.8% annualized • Deposits remain stable with an improvement in the overall deposit mix to lower costing products • Securities increased $117.4 million due to cash being redeployed to higher yielding assets Dollars in millions 4 1Q22 4Q21 Variance $824 $922 ($98) $1,028 $911 $117 $6,922 $6,912 $10 $42 $88 ($46) $7,960 $7,997 ($37) Cash & Int Bear Bal Securities Loans Ex-PPP PPP Deposits ($100) ($50) $0 $50 $100 $150

Asset Quality ACL 1Q22 VS 4Q21: Dollars in millions 5 ASSET QUALITY TRENDS • Net loan recoveries of $2.0 million drove a negative provision of $0.5 million • NPAs decreased 25% due to the sale of an OREO property, hotels returning to accruing status, and payoffs

• Net interest income, excluding PPP, increased $0.7 million • NIM, excluding-PPP, increased 7 bps primarily due to an improved asset mix • We are well-positioned to benefit from rising rates Net Interest Income Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 6 Loan Rate Sensitivity Mix 52% 22% 26% Floating Adjustable Fixed

1Q22 1Q22 vs 4Q21 1Q22 vs 1Q21 Debit and Credit Card $5.1 $0.6 $0.9 Service Charges 4.0 0.0 0.5 Wealth 3.2 (0.1) 0.3 Mortgage 1.0 (0.5) (3.3) Other 1.9 (0.9) (0.4) Noninterest Income $15.2 ($0.9) ($2.0) Noninterest Income 7Dollars in millions • Increased debit and credit card revenue • Moderating mortgage banking income • Unfavorable deferred compensation valuation

1Q22 1Q22 vs 4Q21 1Q22 vs 1Q21 Salaries & Benefits $23.7 ($3.4) $0.4 Data Processing 4.4 (0.2) 0.2 Occupancy 3.9 0.3 0.1 FF&E 2.8 (0.1) 0.1 Professional Services 1.9 0.3 0.4 Other Taxes 1.5 0.0 0.1 Marketing 1.4 0.0 0.0 FDIC 0.9 (0.1) (0.1) Other 6.8 0.6 0.6 Noninterest Expense $47.4 ($2.8) $1.8 • Decrease in salaries & benefits due to lower incentives • Higher other expense due to OREO costs Noninterest Expense Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 8 $45.6 $45.8 $47.2 $50.2 $47.4 Noninterest Expense Efficiency Ratio* 1Q21 2Q21 3Q21 4Q21 1Q22 51% 54% 56% 59% 57%

Capital We have strong capital levels and are well-positioned for growth Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 9 TOTAL CAPITAL

1Q22 Return on Average Tangible Shareholders' Equity (non-GAAP) Net income (annualized) $118,192 Plus: amortization of intangibles (annualized), net of tax 1,276 Net income before amortization of intangibles (annualized) $119,468 Average total shareholders' equity $1,196,694 Less: average goodwill and other intangible assets, net of deferred tax liability (378,761) Average tangible equity (non-GAAP) $817,932 Return on average tangible shareholders' equity (non-GAAP) 14.61% PPNR / Average Assets (non-GAAP) Income before taxes $36,057 Plus: Provision for credit losses (512) Total 35,545 Total (annualized) (non-GAAP) $144,155 Average assets $9,456,644 PPNR / Average Assets (non-GAAP) 1.52 % Tangible Common Equity / Tangible Assets (non-GAAP) Total shareholders' equity $1,184,950 Less: goodwill and other intangible assets, net of deferred tax liability (378,557) Tangible common equity (non-GAAP) $806,393 Total assets $9,432,281 Less: goodwill and other intangible assets, net of deferred tax liability (378,557) Tangible assets (non-GAAP) $9,053,724 Tangible common equity to tangible assets (non-GAAP) 8.91% Appendix Definitions of GAAP to Non-GAAP Financial Measures 10

1Q22 4Q21 3Q21 2Q21 1Q21 Efficiency Ratio (non-GAAP) Noninterest expense $47,414 $50,189 $47,241 $45,829 $45,580 Net interest income per consolidated statements of net income $67,733 $68,438 $68,712 $68,304 $70,659 Plus: taxable equivalent adjustment 493 510 557 585 664 Net interest income (FTE) (non-GAAP) 68,226 68,948 69,269 68,889 71,323 Noninterest income 15,226 16,104 15,846 15,424 17,236 Less: net (gains) losses on sale of securities — — — (29) — Net interest income (FTE) (non-GAAP) plus noninterest income $83,452 $85,052 $85,115 $84,284 $88,560 Efficiency ratio (non-GAAP) 56.82% 59.01% 55.50% 54.37% 51.47 % Net Interest Margin Rate (FTE) (non-GAAP) Interest income and dividend income $70,109 $71,135 $71,769 $71,577 $74,781 Less: interest expense (2,376) (2,697) (3,058) (3,273) (4,123) Net interest income per consolidated statements of net income 67,733 68,437 68,711 68,304 70,658 Plus: taxable equivalent adjustment 493 510 557 585 664 Net interest income (FTE) (non-GAAP) $68,226 $68,947 $69,268 $68,889 71,322 Net interest income (FTE) (annualized) $276,694 $273,537 $274,812 $276,313 $289,251 Average interest-earning assets $8,747,398 $8,768,329 $8,769,425 $8,729,277 $8,324,259 Net interest margin (FTE) (non-GAAP) 3.16% 3.12% 3.14% 3.16% 3.47 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 11

First Quarter 2022 Earnings Supplement